UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) July 31, 2006
EMAGEON INC.
(Exact name of registrant as specified in charter)

Delaware	0-51149	63-1240138

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1200 Corporate Drive, Suite 200, Birmingham, Alabama		35242

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (205) 980-9222
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On July 31, 2006, Emageon Inc. issued a press release regarding its results of operations for the second quarter ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press release of Emageon Inc. dated July 31, 2006

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emageon Inc.
(Registrant)

By:	/s/ W. Randall Pittman
W. Randall Pittman
Chief Financial Officer and Treasurer
Date: July 31, 2006